EXHIBIT 10.1

                   REORGANIZATION AND STOCK PURCHASE AGREEMENT

         This REORGANIZATION AND STOCK PURCHASE AGREEMENT dated as of December 11, 2003 (this "Agreement") is by and between 10Charge, Inc., a Delaware corporation ("10Charge US" or the "Company"), 10Charge Kft., a company organized under the laws of Hungary ("10Charge Hungary") and the equity holders of 10Charge Hungary listed on Schedule A hereto.

                                    RECITALS

A. WHEREAS, 10Charge US desires to acquire directly or indirectly 100% of the equity of 10Charge Hungary;

B. WHEREAS, the equity holders of 10Charge Hungary desire to acquire equity in the Company in connection with the proposed acquisition;

C. WHEREAS, the parties hereto intend that the transaction contemplated hereby shall be completed as a tax-free exchange of stock interests for purposes of U.S. Federal tax laws.

         NOW, THEREFORE, the respective Boards of Directors of the Company and 10Charge Hungary deem it advisable and in the best interests of their respective entities and security holders that the Company acquire 100% of the equity of 10Charge Hungary, in accordance with the terms and conditions of this Reorganization and Stock Purchase Agreement.

1. Closing Conditions of the Company. As conditions to any Closing as set forth herein, the Company shall undertake the following actions:

         (a) The Board of Directors of the Company (the "Company Board") shall duly approve and deliver to 10Charge Hungary resolutions with respect to approving the transactions set forth herein.

         (b) The Company shall issue a total of 88,760,000 shares (the "10Charge US Shares") of common stock, par value $.0001 per share, of the Company ("Common Stock") to the equity holders of 10Charge Hungary (the "10Charge Hungary Equity Holders"), to be delivered to such 10Charge Hungary Equity Holders at the Closing, in the amounts set forth on Schedule A annexed hereto.

2. Closing Conditions of 10Charge Hungary. As conditions to the Closing as set forth herein, 10Charge Hungary shall undertake the following actions:

         (a) The Board of Directors (or similar governing body) of 10Charge Hungary shall execute and deliver to 10Charge US resolutions unanimously approving the transactions set forth herein.

         (b) The equity holders of 10Charge Hungary shall execute and deliver to 10Charge US resolutions approving the transactions contemplated hereby, if required.

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         (c) The equity holders of 10Charge Hungary shall deliver to 10Charge US at Closing (i) evidence of the transfer of ownership of 10Charge Hungary from such holders to 10Charge US and (ii) an instrument, in the form annexed hereto as Exhibit A, including a representation that the shares of Common Stock being acquired as a result of the transactions contemplated by this Agreement are being acquired for investment purposes only and not with a view to, or sale in connection with, any distribution within the meaning of the Securities Act of 1933, as amended.

         (d) Upon execution hereof, 10Charge Hungary shall prepare and deliver business and financial information, and financial statements as may be required to be included in filings with the US Securities and Exchange Commission ("SEC"), in form and substance satisfactory to 10Charge US.

         (e) All third party consents to the transactions contemplated herein required to be obtained by 10Charge Hungary shall have been obtained.

3.       Additional Conditions to Closing.

         The parties' obligation to close the transactions set forth herein will be subject to additional specified conditions precedent as follows:

         (a) the  representations  and warranties of 10Charge US as set forth in
Section 6 herein shall remain accurate as of the Closing Date and no material adverse change in the business of 10Charge US not previously disclosed to 10Charge Hungary shall have occurred;

         (b) the representations and warranties of 10Charge Hungary as set forth in Section 7 herein shall remain accurate as of the Closing Date and no material adverse change in the business of 10Charge Hungary not previously disclosed to 10Charge US shall have occurred;

         (c) all the documents necessary to be filed with local, state and federal authorities (including the SEC), are prepared and appropriately filed with such authorities and all approvals required from such authorities are granted;

4.       At the Closing.

         (a) At the Closing, 10Charge US shall issue the 10Charge US Shares to the 10Charge Hungary Equity Holders.

         (b) At the Closing, all equity securities of 10Charge Hungary, duly endorsed for transfer, and the executed investor representation letter for each 10Charge Hungary Equity Holder in the form annexed hereto as Exhibit A shall be delivered to 10Charge US.

         (c) In addition to the documents expressly required herein, at the Closing each party hereto shall deliver such further instruments and take such further action as may reasonably be requested by any other party hereto in order to carry out the intent and purposes of this Agreement.


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

5. Timing of Closing. The consummation of the transactions set forth herein (the "Closing") shall occur upon the satisfaction of the conditions set forth in this Agreement. The date of Closing (the "Closing Date") shall occur on or before December 12, 2003.

6. Representations of 10Charge US. 10Charge US represents and warrants as follows:

         (a) Ownership of Shares. Upon issuance of the 10Charge US Shares, the 10Charge Hungary Equity Holders will become sole owners, respectively, of the 10Charge US Shares. The 10Charge US Shares will be free from claims, liens or other encumbrances, except as provided under applicable federal and state securities laws.

         (b) Fully paid and Nonassessable. The 10Charge US Shares, upon issuance pursuant to this Agreement, shall constitute duly and validly issued shares of 10Charge US, and shall be fully paid and nonassessable.

         (c) Organization of 10Charge US; Authorization. 10Charge US is a corporation duly organized, validly existing and in good standing under the laws of Delaware with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of 10Charge US and this Agreement constitutes a valid and binding obligation of 10Charge US, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder, rights of creditors or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). 10Charge US has no subsidiaries.

         (d) Capitalization. The authorized capital stock of 10Charge US consists of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $.0001. As of the date of this Agreement, 10Charge US has 8,240,000 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. As of the Closing Date, all of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and, there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of 10Charge US obligating 10Charge US to issue any additional shares of its common or preferred stock or any of its securities of any kind.

         (e) No Conflict as to 10Charge US and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of 10Charge US or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of 10Charge US under, any material agreement or commitment to which 10Charge US is a party or by which its property or assets is bound, or to which any of the property or assets of 10Charge US is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to 10Charge US except, in the case


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

of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of 10Charge US.

         (f) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by 10Charge US in connection with the execution, delivery and performance of this Agreement by 10Charge US or the consummation of the sale of the 10Charge US Shares.

         (g) Other Consents. No consent of any person is required to be obtained by 10Charge US to the execution, delivery and performance of this Agreement or the consummation of the sale of the 10Charge US Shares.

         (h) Financial Statements. 10Charge US has delivered or otherwise made available to 10Charge Hungary the financial statements included with its filings with the SEC (the "10Charge US Financial Statements"). Such 10Charge US Financial Statements and notes fairly present the consolidated financial condition and results of operations of 10Charge US as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved. 10Charge US has delivered or otherwise made available to 10Charge Hungary copies of all annual, quarterly and other periodic reports filed by 10Charge US with the SEC in accordance with the Exchange Act.

         (i) Title to Properties. Except as set forth in the 10Charge US Financial Statements, 10Charge US does not own any assets.

         (j) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any Court or Governmental body pending or threatened in writing against or involving 10Charge US which is likely to have a material adverse effect on the business or financial condition of 10Charge US.

         (k) No Material Adverse Change. Since the date of the 10Charge US Financial Statements, there has not been any material adverse change in the business or financial condition of 10Charge US. The 10Charge US SEC filings contain all material information with respect to the business, financial condition and operations of 10Charge US.

         (l) Contracts and Commitments. Except as set forth in its filings with the SEC, 10Charge US is not a party to any contract or agreement, including, without limitation, any leases, employment agreements, confidentiality agreements, or other material agreement. 10Charge US has delivered to 10Charge Hungary copies of any and all material agreements, arrangements, contracts or other matters relating to 10Charge US.

         (m) Labor Relations. 10Charge US is not a party to any collective bargaining agreement. 10Charge US does not have any employees.

         (n) Compliance with Law. The operations of 10Charge US have been conducted in accordance with all applicable laws and regulations of all governmental bodies having jurisdiction over them, except for violations thereof


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

which are not likely to have a material adverse effect on the business or financial condition of 10Charge US, or which would not require a payment by 10Charge US in excess of $50,000 in the aggregate, or which have been cured.

         (o) Tax Matters. 10Charge US (1) has filed or shall file prior to Closing all US federal, state and other tax returns ("Tax Returns") required to be filed through the date hereof and will have paid or contested in good faith any tax due through the date hereof with respect to the time periods covered by such Tax Returns and shall timely pay or contest in good faith any such taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such Tax Returns required to be filed after the date hereof and through the Closing Date and pay or contest in good faith all taxes required to be paid by it with respect to the periods covered by such Tax Returns. Any such Tax Return filed or required to be filed after the date hereof shall not reflect the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

         (p) Transactions with Directors and Officers. 10Charge US does not engage in business with any person or entity in which any of 10Charge US's directors or officers has a material equity interest. No director or officer of 10Charge US owns any property, asset or right, which is material to the business of 10Charge US.

         (q) Borrowing and Guarantees. 10Charge US (a) does not have any indebtedness for borrowed money, (b) is not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and
(c) is not a guarantor or surety with respect to the obligations of any person.

7. Representations of 10Charge Hungary. 10Charge Hungary and each 10Charge Hungary Equity Holder, hereby jointly and severally represent and warrant as follows:

         (a) Organization; Authorization. 10Charge Hungary is a limited liability company duly organized, validly existing and in good standing under the laws of Hungary with full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of 10Charge Hungary and this Agreement constitutes a valid and binding obligation, enforceable against 10Charge Hungary in accordance with its terms. 10Charge Hungary has no subsidiaries.

         (b) Capitalization. As of the date of this Agreement, 10Charge Hungary's capitalization is equal to the aggregate amount set forth next to each equity holder's name on Schedule A hereto. No equity of 10Charge Hungary has been registered under foreign, state or federal securities laws. All outstanding equity interests of 10Charge Hungary have been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933, as amended ("Securities Act") and from all applicable registration requirements of the various U.S. states and foreign jurisdictions. As of the Closing Date, all of the issued and outstanding equity 10Charge Hungary is validly issued, fully paid and non-assessable and are free from all claims, rights, liens or other encumbrances, and there is not, and as of the Closing Date there will not be, outstanding any warrants, options, other convertible securities or other agreements on the part of 10Charge Hungary obligating it to issue any additional


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

equity or other securities of any kind. 10Charge Hungary will not issue any equity or other securities from the date of this Agreement through the Closing Date.

         (c) No Conflict as to 10Charge Hungary. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the articles of incorporation or organization of 10Charge Hungary or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of 10Charge Hungary under, any material agreement or commitment to which 10Charge Hungary are a party or by which any of their respective property or assets is bound, or to which any of the property or assets of 10Charge Hungary is subject or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to 10Charge Hungary except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of 10Charge Hungary, taken as a whole.

         (d) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by 10Charge Hungary in connection with the execution, delivery and performance of this Agreement by 10Charge Hungary or the consummation of the transactions contemplated herein.

         (e) Other Consents. No consent of any person is required to be obtained by 10Charge Hungary to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of 10Charge Hungary.

         (f) Title to Properties. 10Charge Hungary owns all of its material properties and assets they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in 10Charge Hungary's Financial Statements (as defined below) and all the material properties and assets purchased or otherwise acquired by 10Charge Hungary since the date of 10Charge Hungary's Financial Statements. All properties and assets reflected in 10Charge Hungary's Financial Statements are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on 10Charge Hungary' Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists,


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(b) mortgages or security  interests incurred in connection with the purchase of property or assets after the date of 10Charge Hungary' Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of 10Charge Hungary and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of 10Charge Hungary include all rights, properties and other assets necessary to permit 10Charge Hungary to conduct their respective businesses in all material respects in the same manner as it is conducted on the date of this Agreement.

         (g) Financial Statements. 10Charge Hungary's financial statements and notes previously delivered to 10Charge US (the "10Charge Hungary Financial Statements") fairly present the consolidated financial condition of 10Charge Hungary as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities Act.

         (h) Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by 10Charge Hungary are in all respects material to the business or financial condition of 10Charge Hungary, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. 10Charge Hungary have not received notification that any of them are in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of their buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of 10Charge Hungary, taken as a whole or which would require a payment by 10Charge Hungary in excess of $50,000 in the aggregate, and which has not been cured.

         (i) No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by 10Charge Hungary is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any governmental body or other person with or without payment of compensation therefor, which action is likely to have a material adverse effect on the business or financial condition of 10Charge Hungary.

         (j) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental body pending or threatened in writing against or involving 10Charge Hungary which is likely to have a material adverse effect on the business or financial condition of 10Charge Hungary, taken as whole, or which would require a payment by 10Charge Hungary in excess of $50,000 in the aggregate or which questions or challenges the validity of this Agreement. 10Charge Hungary is not subject to any judgment, order or decree that is likely to have a material adverse effect on its business or financial condition, or which would require a payment by 10Charge Hungary in excess of $50,000 in the aggregate.

         (k) No Material Adverse Change. Since the date of 10Charge Hungary's Financial Statements, there has not been any material adverse change in the business or financial condition of 10Charge Hungary taken as a whole, nor has 10Charge Hungary incurred any material indebtedness.


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

         (l) Contracts and Commitments. 10Charge Hungary is not a party to any:

                  1. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability of more than $50,000 and not cancelable by it (without liability to it) within 60 days. 10Charge Hungary has delivered to 10Charge US copies of any and all material agreements, arrangements, contracts or other matters relating to 10Charge Hungary.

                  2. Lease of personal property involving annual rental payments in excess of $50,000 and not cancelable by it (without liability to it) within 90 days;

                  3. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of 10Charge Hungary;

                  4.  Commitment,   contract  or  agreement  that  is  currently
         expected by the management of 10Charge Hungary to result in any material loss upon completion or performance thereof;

                  5. Contract, agreement or commitment, that is material to the business of 10Charge Hungary, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

                  6. employment agreement or other similar agreement that contains any severance or termination pay, liabilities or obligations.

         All such contracts and agreements are in full force and effect. 10Charge Hungary is not in breach or violation of, or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which it is a party or is or may be bound that relates to its business or to which any of its assets or properties is subject, the effect of which breach, violation or default is likely to materially and adversely affect the business or financial condition of 10Charge Hungary.

         (m) Labor Relations. 10Charge Hungary is not a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of 10Charge
Hungary, (a) 10Charge Hungary is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and 10Charge Hungary is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against 10Charge Hungary pending before the National Labor Relations Board or similar foreign government agency, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against 10Charge Hungary, (d) no representation question exists respecting the employees of 10Charge Hungary, (e) 10Charge Hungary has not experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of any of 10Charge Hungary is currently being negotiated.


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

         (n) Employee Benefit Plans. No material employee pension or welfare benefit plans covering employees of 10Charge Hungary is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA; any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.

         (o) Compliance with Law. The operations of 10Charge Hungary have been conducted in accordance with all applicable laws and regulations of all governmental bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of 10Charge Hungary or which would not require a payment by 10Charge Hungary in excess of $50,000 in the aggregate, or which have been cured. 10Charge Hungary has not received notification of any asserted present or past failure by any of them to comply with any such applicable laws or regulations. 10Charge Hungary has all material licenses, permits, orders or approvals from the governmental bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

         (p) Tax Matters. 10Charge Hungary (1) has filed or shall file prior to Closing all Tax Returns required to be filed through the date hereof and will have paid any tax due through the date hereof with respect to the time periods covered by such Tax Returns and shall timely pay any such taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such Tax Returns required to be filed after the date hereof and through the Closing Date and pay all taxes required to be paid by it with respect to the periods covered by such Tax Returns. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any tax attributable to 10Charge Hungary or its assets or operations. All amounts required to be withheld as of the Closing Date for taxes or otherwise have been withheld and paid when due to the appropriate agency or authority. There shall be delivered or made available to 10Charge US at or prior to Closing true and complete copies of all income tax returns (or with respect to consolidated or combined returns, the portion thereof) and any other tax returns requested by 10Charge US as may be relevant to 10Charge Hungary or its assets or operations for any and all periods.

         (q) Environmental Matters. At all times prior to the date hereof, 10Charge Hungary has complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to its business, properties and assets, the violation of which would have a material adverse effect on the business or financial condition of 10Charge Hungary or which would require a payment by 10Charge Hungary in excess of $50,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any governmental agency. The environmental licenses, permits and authorizations that are material to the operations of 10Charge Hungary are in full force and effect.

         (r) Absence of Certain Commercial Practices. 10Charge Hungary has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to its business or operations, which it knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and 10Charge Hungary has not participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers in violation of any applicable law or regulation.

         (s) Proprietary Rights. 10 Charge Hungary owns or possesses or has adequate licenses or other rights to use, and has taken all action reasonably necessary to protect, all intellectual property necessary for its business as now conducted and as proposed to be conducted without, to the best of its knowledge, any conflict with or infringement of the rights of others. A list of all intellectual property of 10Charge Hungary has been delivered to 10Charge US. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is 10Charge Hungary bound by or a party to any options, licenses or agreements of any kind with respect to the intellectual property of any other person or entity. 10Charge Hungary has not received any communications alleging that it has violated, or by conducting its business would violate, any of the intellectual property rights of any other person or entity, nor is 10Charge Hungary aware of any basis for the foregoing. 10Charge Hungary is not aware that any of its employees or contractors are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's or contractor's best efforts to promote its interests, or that would conflict with the business of 10Charge Hungary as presently conducted.

         (t) Borrowing and Guarantees. 10Charge Hungary (a) has no indebtedness for borrowed money, (b) is not lending or committed to lend any money (except for advances to employees in the ordinary course of business and as otherwise previously disclosed in writing to 10Charge US), and (c) is not a guarantor or surety with respect to the obligations of any person.

         (u) Qualification and Registration. 10Charge Hungary is qualified or licensed as foreign corporations in all jurisdictions where their respective business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on its businesses. The business of 10Charge Hungary does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

         (v) Marketability of Title. Except as provided for in 10Charge Hungary's Financial Statements, 10Charge Hungary has, and on the Closing Date will have, good and marketable title to all of their respective furniture, fixtures, equipment and other assets as set forth in 10Charge Hungary's Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature.

         (w) Payments and Distributions.  Through the Closing Date there will be
(i) no bonuses or extraordinary compensation to any of the officers, directors, members, managers or stockholders of 10Charge Hungary, (ii) no loans made to or any other transactions with any of the officers, directors, members, managers or stockholders of 10Charge Hungary or their families (except as previously disclosed in writing to 10Charge US), and (iii) no dividends or other distributions declared or paid by 10Charge Hungary.

         (x) Related Party Transactions. 10Charge Hungary does not engage in business with any person or entity in which any of its officers, directors or other affiliates have a material equity interest. No affiliate of 10Charge Hungary owns any property, asset or right, which is material to the business of 10Charge Hungary. There are, and on the Closing Date there will be, no loans, leases or other Contracts outstanding between 10Charge Hungary and any affiliate, other than such Contracts as have been approved in writing by 10Charge US.

         (y) Insurance. 10Charge Hungary has, and on the Closing Date will have, maintained casualty and liability policies and other insurance policies with respect to its businesses which are appropriate and customary for businesses similar in size, industry and risk profile, including but not limited to the insurance relating to its intellectual property. Copies of all of the policies of insurance and bonds presently in force with respect to 10Charge Hungary, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to 10Charge US. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and 10Charge Hungary has not received any notice of cancellation of any such policies.

         (z) Since its inception, 10Charge Hungary has, and on the Closing Date will have, in all material respects operated its businesses and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on their respective businesses or property.

         (aa) During the past five (5) year period none of 10Charge Hungary, nor any of its officers or directors, nor any person intended upon consummation of the transactions contemplated herein to become an officer or director of 10Charge US or any successor entity or subsidiary, has been the subject of:

                  1. a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of 10Charge Hungary or such person, or any partnership in which 10Charge Hungary or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which 10Charge Hungary or any such person was an executive officer at or within two years before the time of such filing;

                  2. a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

                  3. any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining 10Charge Hungary or any such person from, or otherwise limiting, the following activities:

                           (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                           (ii) engaging in any type of business practice; or

                           (iii) engaging in any activity in connection with the
                  purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

                  4. any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of 10Charge Hungary or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

                  5. a finding by a court of competent jurisdiction in a civil action or by the SEC to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or

                  6. a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         (bb) 10Charge Hungary does not have any pension plan, profit sharing or similar employee benefit plan.

         (cc) None of the information supplied or to be supplied by or about 10Charge Hungary for inclusion or incorporation by reference in any information supplied to holders of Common Stock concerning the transactions contemplated herein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

8.       Further Assurances of Title.

         As and when requested by 10Charge US, 10Charge Hungary, as applicable, shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as 10Charge US may deem necessary or desirable in order to vest in and confirm to 10Charge US, as applicable, title to and possession of the property acquired by 10Charge US by reason or as a result of the transactions contemplated hereby, and otherwise to carry out the intent and purposes hereof, and the officers and directors of 10Charge US are fully authorized in the name of 10Charge US or otherwise to take any and all such action.

9.       Notices.

         Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to 10Charge US:                          2080 Pilisjaszfalu
                                            Erdoalja u 12
                                            Hungary
                                            Facsimile No.: +36 (1) 2253373
                                            Attention: Attila Reisz, President

with a copy to:                             Feldman Weinstein LLP
                                            420 Lexington Avenue
                                            Suite 2620
                                            New York, NY 10170
                                            Facsimile No.: (212) 997-4242
                                            Attention: David N. Feldman, Esq.

If to 10Charge Hungary:                     1173 Budapest
                                            508 Utca 23
                                            Hungary
                                            Facsimile No.: +36 (1) 392-2773
                                            Attention: Jozsef Marinka Toth,
                                            General Manager


with a copy to:                             Kardos, Peto, Torocsik
                                            Address: Szeged Beke utca 5, Hungary
                                            Attention: Zsolt Peto

If to a 10Charge Hungary Equity Holder:     to the address of such equity
                                            holder listed on Schedule A.

10.      Miscellaneous.

         This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth. Except as otherwise specifically set forth herein, each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party. The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party. Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorney's fees and costs. All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of 10Charge US or 10Charge Hungary pursuant hereto or in connection with the transactions contemplated hereby), shall survive the Closing for a period of two
(2) years from the Closing Date. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

         11. Confidential Information. Each of 10Charge US and 10Charge Hungary hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other's business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively "Confidential Information"). Confidential information provided hereunder shall not include information which must be permitted to be disclosed in order to ensure that the transactions contemplated hereby do not constitute a "tax shelter" as defined by the Internal Revenue Service. The parties (and each employee, representative, or other agent thereof) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the parties relating to such tax treatment and tax structure.

         The parties hereto agree that any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other. Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party's agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this Agreement, and a condition that shall survive the termination of this Agreement. Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

12. Public Announcement. The parties shall make no public announcement concerning this Agreement, their discussions or any other letters, memos or other agreements between the parties relating to this Agreement until such time as they agree to the contents of a mutually satisfactory press release, which they intend to release on the date of execution of this Agreement. Either of the parties, but only after reasonable consultation with the other, may make disclosure if required under applicable law.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    10CHARGE, INC.


                                    By:
                                        ----------------------------------------
                                    Name: Attila Reisz
                                    Title: President and CEO


                                    10CHARGE KFT.


                                    By:
                                        ----------------------------------------
                                    Name: Jozsef Marinka Toth
                                    Title: Managing Director

                                    10 CHARGE KFT. EQUITY HOLDERS:


                                    --------------------------------------------
                                    Attila Reisz

                                    --------------------------------------------
                                    Jozsef Marinka Toth


                                    [SIGNATURE PAGE CONTINUED]


                                    --------------------------------------------
                                    Victor Rozsnyay


                                    --------------------------------------------
                                    Laszlo Gero


                                    --------------------------------------------
                                    Agnes Verebelyi


                                    --------------------------------------------
                                    Erno Duda


                                    --------------------------------------------
                                    Henri Edouard Russenberger


                                    --------------------------------------------
                                    Zoltan Fauszt


                                    --------------------------------------------
                                    Eva Majus


                                    --------------------------------------------
                                    Laszlo Kollar